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                                                                       Exhibit 3
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                             ATRIA COMMUNITIES, INC.
                                  as a Pledgor

                                       And

                         THE OTHER PLEDGORS NAMED HEREIN

                                      With

                          PNC BANK, NATIONAL ASSOCIATION
                               as Collateral Agent





                          -----------------------------

                                PLEDGE AGREEMENT

                                   dated as of
                                 August 15, 1996

                          -----------------------------

================================================================================
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                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT, dated as of August 15, 1996 (as amended, modified, or supplemented from time to time, "this Agreement"), made by each of the undersigned (each, together with its successors and assigns, a "Pledgor" and collectively, the "Pledgors"), in favor of PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Collateral Agent (herein, together with its successors and assigns in such capacity, the "Pledgee"), for the benefit of the Secured Creditors (as defined below):


PRELIMINARY STATEMENTS:

         (1) Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

         (2) This Agreement is made pursuant to the Credit Agreement, dated as of the date hereof (herein, as amended or otherwise modified from time to time, the "Credit Agreement"), among Atria Communities, Inc., a Delaware corporation (herein, together with its successsors and assigns, the "Borrower"), the financial institutions named as lenders therein, and the Administrative Agent, as agent for the Lenders (as defined in the Credit Agreement), providing, among other things, for loans or advances or other extensions of credit to or for the benefit of the Borrower of up to $200,000,000, with such loans or advances being evidenced by promissory notes (the "Notes", such term to include all notes and other securities issued in exchange therefor or in replacement thereof).

         (3) The Borrower may from time to time be party to one or more Designated Interest Rate Agreements (as defined in the Credit Agreement). Any institution that participates, and in each case their subsequent assigns, as a counterparty to any Designated Interest Rate Agreement (collectively, the "Interest Rate Creditors," and the Interest Rate Creditors together with the Lenders, collectively the "Secured Creditors"), shall benefit hereunder as herein provided.

         (4) Pursuant to the Subsidiary Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of the Guaranteed Obligations (as defined in the Subsidiary Guaranty).

         (5) It is a condition precedent to the making of Loans and the issuance of, and participation in, Letters of Credit under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement.

         (6) Each Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph.

         NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

         1.       SECURITY FOR OBLIGATIONS.

         This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under section 362(a) of the Bankruptcy Code, would become due) of such Pledgor to the Lenders, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents to which such Pledgor is a party (including without limitation (x) in the case of the Borrower, all such obligations and indebtedness of the Borrower under the Credit Agreement and (y) in the case of each other Pledgor, all such
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         obligations and indebtedness under the Guaranty to which such Pledgor is a party which relate to any of the foregoing), and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and such other Credit Documents (all such obligations and liabilities under this clause (i), being herein collectively called the "Credit Document Obligations");

                  (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Pledgor now existing or hereafter incurred under, arising out of or in connection with any Designated Interest Rate Agreement with any of the Secured Creditors including, in the case of Pledgors other than the Borrower, all obligations of such Pledgor under the Subsidiary Guaranty in respect of any Designated Interest Rate Agreement, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause (ii) being herein collectively called the "Interest Rate Obligations");

                  (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral (to the extent provided for in the Credit Documents); and

                  (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Pledgor referred to in clauses (i), (ii) and (iii) above, after an Event of Default (as such term is defined in the Security Agreement) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs.

All such obligations, liabilities, sums and expenses set forth in clauses (i) through (iv) of this section 1 being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

         2.       DEFINITION OF STOCK, NOTES, SECURITIES,
                  PARTNERSHIP INTERESTS, PARTNERSHIP ASSETS, ETC.

         As used herein, (i) the term "Stock" shall mean all of the issued and outstanding shares of stock at any time owned by any Pledgor of any corporation;
(ii) the term "Notes" shall mean all promissory notes from time to time issued to, or held by, any Pledgor other than Cash Equivalents; (iii) the term "Securities" shall mean all of the Stock and Notes; and (iv) the term "Partnership Interests" shall mean the entire partnership interest at any time owned by any Pledgor in any general or limited partnership (a "Pledged Entity").

         Each Pledgor represents and warrants that on the date hereof: (a) each Subsidiary of such Pledgor and the direct ownership thereof is listed on Annex A hereto; (b) the Stock consists of the number and type of shares of the stock of the corporations as described in Annex B hereto; (c) such Pledgor is the holder of record with respect to any Subsidiary and sole beneficial owner of such Stock; (d) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto; (e) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto; (f) the Partnership Interests held by such Pledgor constitutes that percentage of the entire interest of each Pledged Entity as is set forth on Annex D hereto; and (g) on the date hereof, no Pledgor owns or possesses any other Securities or Partnership Interests.

         3.       PLEDGE OF SECURITIES, GRANT OF SECURITY INTERESTS, ETC.

         3.1. Pledge. To secure the Obligations and for the purposes set forth in section 1, each Pledgor hereby pledges and grants to the Pledgee a first priority continuing security interest in, and as part of such grant and pledge,

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hereby transfers and assigns to the Pledgee all of the following whether now existing or hereafter acquired (the "Collateral"):

                  (a) such Pledgor's Partnership Interest and all of such Pledgor's right, title and interest in each Pledged Entity including, without limitation:

                           (i) all the capital thereof and its interest in all profits, losses and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interest;

                           (ii) all other payments due or to become due to such Pledgor in respect of such Partnership Interest, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (iii) all of its claims, rights powers, privileges, authority, options security interest, liens and remedies, if any, under any limited partnership agreement or at law or otherwise in respect of such Partnership Interest;

                           (iv) all present and future claims if any, of the Pledgor against any Pledged Entity for moneys loaned or advanced, for services rendered or otherwise;

                           (v) all of such Pledgor's rights under any partnership agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to the Partnership Interest including any power to terminate, cancel or modify any partnership agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of the Partnership Interest and any Pledged Entity, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

                           (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

                           (vii) to the extent not otherwise included, all proceeds of any or all of the foregoing;

                  (b) all Securities owned by such Pledgor on the date hereof, if any, and such Pledgor hereby pledges and deposits as security with the Pledgee and delivers to the Pledgee certificates or instruments therefor duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank by such Pledgor in the case of Stock, or such other instruments of transfer as are acceptable to the Pledgee; and

                  (c) all of such Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), which such Pledgor hereby assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee, to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

         3.2. Subsequently Acquired Securities and Partnership Interests. If a Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities and/or Partnership Interests at any time or from time to time after the date hereof which are represented by certificates or instruments, such Pledgor will forthwith pledge and deposit such Securities and/or Partnership Interests as security with the Pledgee and deliver to the Pledgee certificates or instruments thereof, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank in the case of Stock, by such Pledgor or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by a principal executive officer of such

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Pledgor describing such Securities and/or Partnership Interests and certifying that the same have been duly pledged with the Pledgee hereunder.

         3.3. Uncertificated Securities and/or Partnership Interests. Notwithstanding anything to the contrary contained in sections 3.1 and 3.2, if any Securities and/or Partnership Interests (whether or not now owned or hereafter acquired) are uncertificated securities, a Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under sections 8-313 and 8-321 of the Uniform Commercial Code if applicable). Each Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated securities and/or Partnership Interests promptly upon the request of the Pledgee.

         3.4. Definitions of Pledged Stock, Pledged Notes, and Pledged Securities and Collateral. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock"; all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes"; and all Pledged Stock and Pledged Notes together are called the "Pledged Securities".

         4.       APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC.

         The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

         5.       VOTING, ETC. WHILE NO EVENT OF DEFAULT.

         Unless and until there shall have occurred and be continuing an Event of Default and (except to the extent an Event of Default as specified in section 9.1(e) of the Credit Agreement has occurred) notice given to the relevant Pledgor by the Pledgee that the Pledgee will thereafter exercise voting rights in respect of the Pledged Securities (collectively, a "Designated Event of Default"), each Pledgor shall be entitled to exercise all voting rights attaching to any and all Collateral owned by it, and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in or be inconsistent with, any of the terms of this Agreement, any other Credit Document or any Designated Interest Rate Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the position or interests of the Pledgee or any Secured Creditor therein. All such rights of such Pledgor to vote and to give consents waivers and ratifications shall cease in case a Designated Event of Default shall occur and be continuing and section 7 hereof shall become applicable.

         6.       DIVIDENDS AND OTHER DISTRIBUTIONS.

         Unless and until an Event of Default shall have occurred and be continuing, all cash dividends or other amounts payable in respect of the Collateral shall be paid to the relevant Pledgor, provided that all dividends, distributions or other amounts payable in respect of the Collateral which are reasonably determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital not permitted by the Credit Agreement shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral (unless such cash dividends and/or distributions are applied to repay the Obligations pursuant to section 9 of this Agreement). The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock, other securities, partnership interests or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Collateral;

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                  (ii)  all other or additional stock, other securities,
         partnership interests or property (including cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock, other securities, partnership interests or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or partnership reorganization.

All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this section 6 or section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

         7.       REMEDIES IN CASE OF AN EVENT OF DEFAULT.

         In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the Commonwealth of Kentucky, and the Pledgee shall be entitled, without limitation to exercise any or all of the following rights which each Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral otherwise payable under section 6 to a Pledgor;

                  (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

                  (iii) in the case of a Designated Event of Default, to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do
         so); and

                  (iv) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to the relevant Pledgor; each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted; at any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Secured Creditors (or certain of them) may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption; and neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

         8.     REMEDIES, ETC., CUMULATIVE.


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         Each right, power and remedy of the Pledgee provided for in this
Agreement or any other Secured Debt Agreement now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof.

         9.      APPLICATION OF PROCEEDS.

         (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied as follows:

                 (i) first, to the payment of all Obligations owing to the Pledgee or any of the Secured Creditors of the type described in clauses (ii) and (iii) of section 1 of this Agreement;

                 (ii) second, to the extent monies remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Obligations shall be paid to the Secured Creditors as provided in section 9(c), with each Secured Creditor receiving an amount equal to its outstanding Obligations or, if the proceeds are insufficient to pay in full all such Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed; and

                 (iii) third, to the extent monies remain after the application pursuant to the preceding clauses (i) and (ii) or following the termination of this Agreement pursuant to section 18(a) hereof, to the relevant Pledgor or to whomever may be lawfully entitled to receive such surplus.

         (b) For purposes of this Agreement, "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, the amount (expressed as a percentage) equal to a fraction, the numerator of which is the then outstanding amount of the relevant Obligations owed such Secured Creditor and the denominator of which is the then outstanding amount of all Obligations.

         (c) All payments required to be made to the (i) Lenders hereunder shall be made to the Administrative Agent for the account of the respective Lenders and (ii) Interest Rate Creditors hereunder shall be made to the paying agent under the applicable Designated Interest Rate Agreement or, in the case of Designated Interest Rate Agreements without a paying agent, directly to the applicable Interest Rate Creditor.

         (d) For purposes of applying payments received in accordance with this section 9, the Pledgee shall be entitled to rely upon (i) the Administrative Agent for a determination (which the Administrative Agent agrees to provide upon request to the Pledgee) of the outstanding Credit Document Obligations (as defined in the Subsidiary Guaranty) and (ii) upon any Interest Rate Creditor for a determination (which each Interest Rate Creditor agrees to provide upon request to the Pledgee) of the outstanding Interest Rate Obligations (as defined in the Subsidiary Guaranty) owed to such Interest Rate Creditor. Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Administrative Agent under the Credit Agreement, in furnishing information pursuant to the preceding sentence, and the Pledgee, in acting hereunder, shall be entitled to assume that (x) no Credit Document Obligation other than principal, interest and regularly accruing fees are owing to any Lender and (y) no Designated Interest Rate Agreements or Interest Rate Obligations with respect thereto are in existence.

         (e) It is understood and agreed that the Pledgor shall remain liable to the extent of any deficiency between (x) the amount of the proceeds of the Collateral applied pursuant to clause (i) of section 9(a) and (y) the aggregate outstanding amount of the Obligations.

         10.     PURCHASERS OF COLLATERAL.


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         Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

         11.  INDEMNITY.

         Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee and the Secured Creditors from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse the Pledgee and the Secured Creditors for all reasonable costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Agreement or the exercise by the Pledgee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement except, with respect to clauses (i) and
(ii) above, for those arising from the Pledgee's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys or other property actually received by it in accordance with the terms hereof or thereof. If and to the extent that the obligations of each Pledgor under this section 11 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         12.  FURTHER ASSURANCES.

         Each Pledgor agrees that it will join with the Pledgee in executing and, at the Pledgor's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee may deem reasonably necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

         13.  THE PLEDGEE AS AGENT.

         The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in section 11 of the Credit Agreement.

         14.  TRANSFER BY THE PLEDGORS.

         No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and the Credit Documents).

         15.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.

              (a)  Each Pledgor represents, warrants and covenants that:

                   (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement;

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

                           (ii) it has full power, authority and legal right to pledge all the Securities pledged by it pursuant to this Agreement;

                           (iii) all the shares of the Stock have been duly and
                  validly issued and are fully paid and nonassessable;

                           (iv) each of the Notes, when executed by the obligor
                  thereof, will be the legal, valid and binding obligation of the obligor thereof, enforceable in accordance with its terms;

                           (v) it will defend the Pledgee's right, title and
                  interest in and to the Partnership Interests and in and to the Collateral pledged by it pursuant hereto or in which it has granted a security interest pursuant hereto against the claims and demands of all other persons whomsoever, and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors;

                           (vi) it is the legal and beneficial owner of and has
                  good title to its Partnership Interests and has good title to all of the other Collateral pledged by it pursuant hereto or in which it has granted a security interest pursuant hereto, free and clear of all claims, pledges, liens, encumbrances and security interests of every nature whatsoever, except such as are created pursuant to this Agreement, and has the unqualified right to pledge and grant a security interest in the same as herein provided without the consent of any other person, firm, association or entity which has not been obtained;

                           (vii) it has full power, authority and legal right to
                  pledge the Partnership Interests pledged by it pursuant to this Agreement and such Partnership Interest has been validly acquired and is fully paid for and is duly and validly pledged hereunder;

                           (viii) it is not in default in the payment of any
                  portion of any mandatory capital contribution, if any, required to be made under any partnership agreement to which such Pledgor is a party, and such Pledgor is not in violation of any other material provisions of any partnership agreement to which such Pledgor is a party, or otherwise in default or violation thereunder, no Partnership Interest is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto and as of the Closing Date, there are no certificates, instruments, documents or other writings (other than the partnership agreements and certificates, if any, delivered to the Collateral Agent) which evidence any Partnership Interest of such Pledgor;

                           (ix) the pledge and assignment of the Partnership
                  Interests pursuant to this Agreement, together with the relevant filings, consents or recordings (which filings and recordings have been made or obtained), creates a valid, perfected and continuing first security interest in such Partnership Interests and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include the Collateral;

                           (x) there are no currently effective financing
                  statements under the UCC covering any property which is now or hereafter may be included in the Collateral and such Pledgor will, without the prior written consent of the Pledgee, execute and, until the Termination Date, there will not ever be on file in any public office any enforceable financing statement or statements covering any or all of the Collateral, except financing statements filed or to be filed in favor of the Pledgee as secured party;

                           (xi) it shall give the Pledgee prompt notice of any
                  written claim relating to the Collateral and shall deliver to the Pledgee a copy of each other demand, notice or document received by it which may adversely affect the Pledgee's interest in the Collateral promptly upon, but in any event within 10 days after, such Pledgor's receipt thereof;

                           (xii) it shall not withdraw as a partner of any
                  Pledged Entity, or file or pursue or take any action which may, directly or indirectly, cause a dissolution or liquidation of or with respect to any Pledged Entity or seek a partition of any property of any Pledged Entity, except as permitted by the Credit Agreement; and

                           (xiii) a notice in the form set forth in Annex E
                  attached hereto and by this reference made a part hereof (such notice the "Partnership Notice"), appropriately completed, notifying each Pledged Entity of the existence of this Agreement and a certified copy of this Agreement have been delivered by such Pledgor to the relevant Pledged Entity, and such Pledgor has received and delivered to the Pledgee an acknowledgment in the form set forth in Annex E attached hereto (such acknowledgement, the "Partnership Acknowledgement"), duly executed by the relevant Pledged Entity.

            (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever.

            (c) Each Pledgor covenants and agrees that it will take no action which would violate or be inconsistent with any of the terms of any Secured Debt Agreement or which would have the effect of impairing the position or interests of the Pledgee or any Secured Creditor under any Secured Debt Agreement except as permitted by the Credit Agreement.

         16.      PLEDGORS' OBLIGATIONS ABSOLUTE, ETC.

         The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

                  (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from other Credit Documents, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

                  (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement except as expressly provided in such renewal, extension, amendment, modification, addition, supplement, assignment or transfer;

                  (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

                  (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

                  (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to a Pledgor or any Subsidiary of a Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not a Pledgor shall have notice or knowledge of any of the foregoing.

         17.      REGISTRATION, ETC.

         (a) If an Event of Default shall have occurred and be continuing and the relevant Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Stock of its Subsidiaries, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Stock, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements, provided that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The relevant Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee and all others participating in the distribution of such Stock against all claims, losses, damages or liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee expressly for use therein.

         (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Stock pursuant to section 7, such Pledged Stock or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Stock or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration, provided that at least 10 days' notice of the time and place of any such sale shall be given to the relevant Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion, (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Stock or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Stock or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability to any Pledgor for selling all or any part of the Pledged Stock at a price which the Pledgee may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

         18.   TERMINATION; RELEASE.

         (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the relevant Pledgor, will execute and deliver to the relevant Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement as provided above, and will duly assign, transfer and deliver to the relevant Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Designated Interest Rate Agreements have been terminated, no Letter of Credit nor Note under the Credit Agreement is outstanding and all other Obligations have been paid in full.

         (b) In the event that any part of the Collateral is sold in connection with a sale permitted by section 8.2 of the Credit Agreement or is otherwise released at the direction of the Required Banks (or all the Lenders if required by section 12.12 of the Credit Agreement), and the proceeds of such sale or sales or from such release are to be applied in accordance with the terms of the Credit Agreement to the extent required to be so applied, the Pledgee, at the request and expense of such Pledgor will release such Collateral from this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

         (c) At any time that a Pledgor desires that Collateral be released as provided in the foregoing section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by an executive officer stating that the release of the respective

Collateral is permitted pursuant to section 18(a) or (b). The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this section 18.

         19.      NOTICES, ETC.

         All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail postage prepaid, addressed:

                  (i) if to any Pledgor at its address contained in the Subsidiary Guaranty;

                  (ii)     if to the Pledgee, at:

                                     PNC Bank, National Association,
                                            as Administrative Agent
                                     4th Floor Annex
                                     249 Fifth Avenue
                                     Pittsburgh, Pennsylvania 15222-2707
                                              Attn.:         Arlene Ohler
                                                             Vice President
                                                             Multi-Bank
                                                             Loan Administration
                                              Tel. No.:      (412) 762-3627
                                              Fax No.:       (412) 762-8672;

                                              with copies to:

                                     PNC Bank, Kentucky, Inc.
                                     500 West Jefferson Street
                                     Louisville, Kentucky 40202
                                              Attn.:         Todd Munson
                                                             Vice President
                                              Mail Stop:     K1-KHDQ-08-03
                                              Tel. No.:      (502) 581-4734
                                              Fax No.:       (502) 581-2302

                                      -and-

                                     Jones, Day, Reavis & Pogue
                                     North Point
                                     901 Lakeside Avenue
                                     Cleveland, Ohio 44114
                                              Attn.:         John W. Sager, Esq.
                                              Tel. No.:      (216) 586-7228
                                              Fax No.:       (216) 579-0212

                  (ii) if to any Lender (other than the Pledgee), at such address as such Lender shall have specified in the Credit Agreement;

                  (iii) if to any Interest Rate Creditor, at such address as such Interest Rate Creditor shall have specified in writing to the Pledgors and the Pledgee;

or at such address as shall have been furnished in writing by any person described above to the party required to give notice hereunder.

         20.  WAIVER; AMENDMENT.

         None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor and the Pledgee (with the consent of the Required Lenders or, to the extent required by section 12.12 of the Credit Agreement, all of the Lenders); provided, however, that no such change, waiver, modification or variance shall be made to section 9 hereof or this section 20 without the consent of each Secured Creditor adversely affected thereby, provided further, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class of Secured Creditors. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lenders as holders of the Credit Document Obligations or (y) the Interest Rate Creditors as holders of the Interest Rate Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of
(x) with respect to each of the Credit Document Obligations, the Required Lenders and (y) with respect to the Interest Rate Obligations, the holders of 51% of all obligations outstanding from time to time under the Designated Interest Rate Agreements.

         21.  PLEDGEE NOT BOUND.

         (a) Nothing herein shall be construed to make the Pledgee liable as a general partner or limited partner of any Pledged Entity or a shareholder of any corporation, and the Pledgee by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall not have any of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Entity or a stockholder of any corporation. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of a Partnership Interest or Stock pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee and/or a Pledgor.

         (b) Except as provided in the last sentence of section 21(a), the Pledgee, by accepting this Agreement, did not intend to become a general partner or limited partner of any Pledged Entity or a shareholder of any corporation or otherwise be deemed to be a co-venturer with respect to any Pledgor or any Pledged Entity or a shareholder of any corporation either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Entity or of a Pledgor.

         (c) The Pledgee shall not be obligated to perform or discharge any obligation of a Pledgor as a result of the collateral assignment hereby effected.

         (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

         22.  MISCELLANEOUS.

         This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in section 18, (ii) be binding upon each Pledgor, its successors and assigns; provided, however, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Lenders or to the extent required by section 12.12 of the Credit Agreement, all of the Lenders), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the Secured Creditors and their respective successors, transferees and assigns. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE COMMONWEALTH OF KENTUCKY. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

         23.  WAIVER OF JURY TRIAL.

         Each Pledgor and the Pledgee each hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

                                      * * *

         IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                          ATRIA COMMUNITIES, INC.,
                                                 as a Pledgor

                                          By: /s/ J. Timothy Wesley
                                             ---------------------------------
                                                Vice President


                                          LANTANA PARTNERS, LTD.,
                                                 as a Pledgor

                                          By: HILLHAVEN PROPERTIES, LTD.,
                                                 a General Partner

                                          By: /s/ James H. Gillenwater, Jr.
                                             ---------------------------------
                                                Vice President


                                          PHILLIPPE ENTERPRISES, INC.,
                                                 as a Pledgor

                                          By: /s/ James H. Gillenwater, Jr.
                                             ---------------------------------
                                                Vice President


                                          HILLHAVEN PROPERTIES, LTD.,
                                                 as a Pledgor

                                          By: /s/ James H. Gillenwater, Jr.
                                             ---------------------------------
                                                Vice President

                                          CASTLE GARDENS RETIREMENT CENTER,
                                                 as a Pledgor

                                          By: HILLHAVEN PROPERTIES, LTD.,
                                                 a General Partner

                                          By: /s/ James H. Gillenwater, Jr.
                                             ---------------------------------
                                                Vice President


                                          HILLCREST RETIREMENT CENTER, LTD.,
                                                 as a Pledgor

                                          By: FAIRVIEW LIVING CENTERS, INC.,
                                                 a General Partner

                                          By: /s/ James H. Gillenwater, Jr.
                                             ---------------------------------
                                                Vice President



                                          SANDY RETIREMENT CENTER LIMITED
                                                PARTNERSHIP,
                                                 as a Pledgor

                                          By: HILLHAVEN PROPERTIES, LTD.,
                                                 a General Partner

                                          By: /s/ James H. Gillenwater, Jr.
                                             ---------------------------------
                                                Vice President


                                          TOPEKA RETIREMENT CENTER, LTD.,
                                                 as a Pledgor

                                          By: HILLHAVEN PROPERTIES, LTD.,
                                                 a General Partner

                                          By: /s/ James H. Gillenwater, Jr.
                                             ---------------------------------
                                                Vice President

                                          EVERGREEN WOODS, LTD.,
                                                 as a Pledgor

                                          By: ATRIA COMMUNITIES, INC.,
                                                a General Partner

                                          By: /s/ J. Timothy Wesley
                                             ---------------------------------
                                                Vice President



                                          FAIRVIEW LIVING CENTERS, INC.,
                                                 as a Pledgor

                                          By: /s/ James H. Gillenwater, Jr.
                                             ---------------------------------
                                                Vice President




                                          TWENTY-NINE HUNDRED ASSOCIATES, LTD.,
                                                 as a Pledgor

                                          By: TWENTY-NINE HUNDRED CORPORATION,
                                                a General Partner

                                          By: /s/ James H. Gillenwater, Jr.
                                             ---------------------------------
                                                Vice President



                                          TWENTY-NINE HUNDRED CORPORATION,
                                                as a Pledgor

                                          By: /s/ James H. Gillenwater, Jr.
                                             ---------------------------------
                                                Vice President

                                          WOODHAVEN PARTNERS, LTD.,
                                               as a Pledgor

                                          By:HILLHAVEN PROPERTIES, LTD.,
                                                a General Partner

                                          By: /s/ James H. Gillenwater, Jr.
                                             ---------------------------------
                                                Vice President



                                          TUCSON RETIREMENT CENTER LIMITED
                                               PARTNERSHIP,
                                                as a Pledgor

                                          By:HILLHAVEN PROPERTIES, LTD.,
                                                a General Partner

                                          By: /s/ James H. Gillenwater, Jr.
                                             ---------------------------------
                                                Vice President



                                          PNC BANK, NATIONAL ASSOCIATION,
                                                as Collateral Agent, as the
                                                 Pledgee

                                          By: /s/ Edward J. Weisto
                                             ---------------------------------
                                                Vice President

                                     ANNEX A
                                       to
                                Pledge Agreement

                              LIST OF SUBSIDIARIES

==================================================================================================================================
      Name of          Jurisdiction            Percentage of             Names and         Jurisdictions        Jurisdictions
    Subsidiary             Where             Outstanding Stock           Addresses             Where                Where
        and              Organized            or other Equity           of Minority        Qualified as          Substantial
      Type of                                 Interests Owned            Holders,            a foreign             Assets
   Organization                             (Indicating whether           if Any            corporation            Located
                                               owned by the                                     or
                                               Borrower or a                               other entity
                                           specified Subsidiary)
- ----------------------------------------------------------------------------------------------------------------------------------
Lantana                Florida            100%, owned as                None                                    Florida
Partners,                                 follows:
Ltd., a
limited                                   98% limited
partnership                               partnership interest
                                          owned by the
                                          Borrower

                                          1% general
                                          partnership interest
                                          owned by Twenty-
                                          Nine Hundred
                                          Associates Limited
                                          Partnership

                                          1% general
                                          partnership interest
                                          owned by Hillhaven
                                          Properties, Ltd.
- ----------------------------------------------------------------------------------------------------------------------------------
Phillippe              Indiana            100% of Common                                                        Florida
Enterprises,                              Stock, represented by
Inc., a                                   2,000 shares, owned
corporation                               by the Borrower
- ----------------------------------------------------------------------------------------------------------------------------------
Hillhaven              Oregon             100% of Common                                                        Florida;
Properties,                               Stock, represented by                                                 Washington;
Ltd., a                                   1,000 shares, owned                                                   Arizona;
corporation                               by the Borrower                                                       California;
                                                                                                                Colorado;
                                                                                                                Kansas; Utah
- ----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
      Name of          Jurisdiction            Percentage of             Names and         Jurisdictions        Jurisdictions
    Subsidiary             Where             Outstanding Stock           Addresses             Where                Where
        and              Organized            or other Equity           of Minority        Qualified as          Substantial
      Type of                                 Interests Owned            Holders,            a foreign             Assets
   Organization                             (Indicating whether           if Any            corporation            Located
                                               owned by the                                     or
                                               Borrower or a                               other entity
                                           specified Subsidiary)
- ----------------------------------------------------------------------------------------------------------------------------------
Castle                 Colorado           100%, owned as                                                        Colorado
Gardens                                   follows:
Retirement
Center, a                                 98% general
general                                   partnership interest,
partnership                               owned by the
                                          Borrower

                                          2% general
                                          partnership interest
                                          owned by Hillhaven
                                          Properties, Ltd.
- ----------------------------------------------------------------------------------------------------------------------------------
Hillcrest              Oregon             100%, owned as                                                        Idaho
Retirement                                follows:
Center, Ltd.,
a limited                                 68.6% limited
partnership                               partnership interest,
                                          owned by the
                                          Borrower

                                          29.4% balance of LP
                                          and 2% GP interests
                                          held by Fairview
                                          Living Centers, Inc., a
                                          wholly owned
                                          subsidiary of
                                          Hillhaven Properties,
                                          Ltd.
- ----------------------------------------------------------------------------------------------------------------------------------
Sandy                  Oregon             100%, owned as                                                        Utah
Retirement                                follows:
Center
Limited                                   98% limited
Partnership,                              partnership interest,
a limited                                 owned by the
partnership                               Borrower

                                          2% general
                                          partnership interest
                                          owned by Hillhaven
                                          Properties, Ltd.


==================================================================================================================================
      Name of          Jurisdiction            Percentage of             Names and         Jurisdictions        Jurisdictions
    Subsidiary             Where             Outstanding Stock           Addresses             Where                Where
        and              Organized            or other Equity           of Minority        Qualified as          Substantial
      Type of                                 Interests Owned            Holders,            a foreign             Assets
   Organization                             (Indicating whether           if Any            corporation            Located
                                               owned by the                                     or
                                               Borrower or a                               other entity
                                           specified Subsidiary)
- ----------------------------------------------------------------------------------------------------------------------------------
Topeka                 Missouri           100%, owned as                                                        Kansas
Retirement                                follows:
Center, Ltd.,
a limited                                 10% limited
partnership                               partnership interest,
                                          owned by the
                                          Borrower

                                          90% general partner
                                          interest owned by
                                          Hillhaven Properties,
                                          Ltd.
- ----------------------------------------------------------------------------------------------------------------------------------
Evergreen              Florida            100%, owned as                                                        Florida
Woods, Ltd.,                              follows:
a limited
partnership                               98% limited partner
                                          interest, and 1%
                                          general partner
                                          interest owned by the
                                          Borrower

                                          Hillhaven Properties,
                                          Ltd. owns a 1%
                                          limited partnership
                                          interest
- ----------------------------------------------------------------------------------------------------------------------------------
Fairview               Oregon             100% of capital                                                       Idaho
Living                                    stock, represented by
Centers, Inc.,                            10 shares, owned by
a corporation                             Hillhaven Properties,
                                          Ltd.
- ----------------------------------------------------------------------------------------------------------------------------------
Twenty-Nine            Florida            100%, owned as                                                        Florida
Hundred                                   follows:
Associates,
Ltd., a                                   99% limited partner
limited                                   interest owned by the
partnership                               Borrower

                                          1% general partner
                                          interest owned by
                                          Twenty-Nine
                                          Hundred
                                          Corporation
- ----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
      Name of          Jurisdiction            Percentage of             Names and         Jurisdictions        Jurisdictions
    Subsidiary             Where             Outstanding Stock           Addresses             Where                Where
        and              Organized            or other Equity           of Minority        Qualified as          Substantial
      Type of                                 Interests Owned            Holders,            a foreign             Assets
   Organization                             (Indicating whether           if Any            corporation            Located
                                               owned by the                                     or
                                               Borrower or a                               other entity
                                           specified Subsidiary)
- ----------------------------------------------------------------------------------------------------------------------------------
Twenty-Nine            Florida            100% of capital                                                       Florida
Hundred                                   stock, represented by
Corporation,                              ___ shares, owned by
a corporation                             Hillhaven Properties,
                                          Ltd.
- ----------------------------------------------------------------------------------------------------------------------------------
Woodhaven              Florida            100%, owned as                                                        Florida
Partners,                                 follows:
Ltd., a
limited                                   Hillhaven Properties,
partnership                               Ltd. owns a 51% GP
                                          interest

                                          The Borrower owns
                                          a 49% LP interest
- ----------------------------------------------------------------------------------------------------------------------------------
Tucson                 Arizona            100%, owned as                                                        Arizona
Retirement                                follows:
Center
Limited                                   Hillhaven Properties,
Partnership,                              Ltd. owns an 80%
a limited                                 GP interest
partnership
                                          The Borrower owns
                                          a 20% LP interest
==================================================================================================================================


                                    ANNEX B
                                      to
                               Pledge Agreement

                                 LIST OF STOCK

================================================================================================================================

        Name of                    Type                     Number
        Issuing                     of                        of                    Certificate               Percentage
      Corporation                 Shares                    Shares                      No.                      Owned
- --------------------------------------------------------------------------------------------------------------------------------
Phillippe                      Common Stock                  2,000                                               100%
Enterprises, Inc.
- --------------------------------------------------------------------------------------------------------------------------------
Hillhaven                      Common Stock                  1,000                                               100%
Properties, Ltd.
- --------------------------------------------------------------------------------------------------------------------------------
Fairview Living                Common Stock                   10                                                 100%
Centers, Inc.
- --------------------------------------------------------------------------------------------------------------------------------
Twenty-Nine                    Common Stock                  -----                                               100%
Hundred
Corporation
================================================================================================================================


                                    ANNEX C
                                      to
                               Pledge Agreement

                                 LIST OF NOTES

================================================================================================================================
   Issuer                   Payee                    Principal Amount          Interest Rate            Maturity Date
- --------------------------------------------------------------------------------------------------------------------------------
San Marcos                Hillhaven                 $4,526,516.22, plus       reference rate of         see Note and
Courtyard                 Properties, Ltd.          Advances,                 Bank of America           related
Limited                                             including all rights      plus 2%                   documents
                                                    in respect of any                                   referred to
                                                    security for such                                   therein
                                                    Note, including,
                                                    without limitation,
                                                    all rights as beneficiary
                                                    under a Deed of Trust,
                                                    Security Agreement and
                                                    Financing Statement, dated
                                                    as of December 1, 1994,
                                                    which was recorded on
                                                    December 30, 1994, as
                                                    Document No. 1994-0741882
                                                    in the official records of
                                                    the San Diego, California
                                                    county recorders office
- --------------------------------------------------------------------------------------------------------------------------------
Atria                     Lantana Partners,         any advances;             weighted average          on demand
Communities, Inc.         Ltd.                      subordinated as           borrowing rate or
                                                    provided therein          specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Atria                     Phillippe                 any advances;             weighted average          on demand
Communities, Inc.         Enterprises, Inc.         subordinated as           borrowing rate or
                                                    provided therein          specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Atria                     Hillhaven                 any advances;             weighted average          on demand
Communities, Inc.         Properties, Ltd.          subordinated as           borrowing rate or
                                                    provided therein          specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Atria                     Castle Gardens            any advances;             weighted average          on demand
Communities, Inc.         Retirement Center         subordinated as           borrowing rate or
                                                    provided therein          specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Atria                     Hillcrest                 any advances;             weighted average          on demand
Communities, Inc.         Retirement                subordinated as           borrowing rate or
                          Center, Ltd.              provided therein          specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================
   Issuer                   Payee                    Principal Amount          Interest Rate            Maturity Date
- --------------------------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------------------------
Atria                     Sandy Retirement          any advances;             weighted average          on demand
Communities, Inc.         Center Limited            subordinated as           borrowing rate or
                          Partnership               provided therein          specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Atria                     Topeka                    any advances;             weighted average          on demand
Communities, Inc.         Retirement                subordinated as           borrowing rate or
                          Center, Ltd.              provided therein          specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Atria                     Evergreen Woods,          any advances;             weighted average          on demand
Communities, Inc.         Ltd.                      subordinated as           borrowing rate or
                                                    provided therein          specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Atria                     Fairview Living           any advances;             weighted average          on demand
Communities, Inc.         Centers, Inc.             subordinated as           borrowing rate or
                                                    provided therein          specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Atria                     Twenty-Nine               any advances;             weighted average          on demand
Communities, Inc.         Hundred                   subordinated as           borrowing rate or
                          Associates, Ltd.          provided therein          specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Atria                     Twenty-Nine               any advances;             weighted average          on demand
Communities, Inc.         Hundred                   subordinated as           borrowing rate or
                          Corporation               provided therein          specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Atria                     Woodhaven                 any advances;             weighted average          on demand
Communities, Inc.         Partners, Ltd.            subordinated as           borrowing rate or
                                                    provided therein          specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Atria                     Tucson                    any advances;             weighted average          on demand
Communities, Inc.         Retirement Center         subordinated as           borrowing rate or
                          Limited                   provided therein          specified
                          Partnership                                         alternative
- --------------------------------------------------------------------------------------------------------------------------------
Lantana Partners,         Atria                     any advances              weighted average          on demand
Ltd.                      Communities, Inc.                                   borrowing rate or
                                                                              specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Phillippe                 Atria                     any advances              weighted average          on demand
Enterprises, Inc.         Communities, Inc.                                   borrowing rate or
                                                                              specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Hillhaven                 Atria                     any advances              weighted average          on demand
Properties, Ltd.          Communities, Inc.                                   borrowing rate or
                                                                              specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Castle Gardens            Atria                     any advances              weighted average          on demand
Retirement                Communities, Inc.                                   borrowing rate or
Center                                                                        specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Hillcrest                 Atria                     any advances              weighted average          on demand
Retirement                Communities, Inc.                                   borrowing rate or
Center, Ltd.                                                                  specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Sandy Retirement          Atria                     any advances              weighted average          on demand
Center Limited            Communities, Inc.                                   borrowing rate or
Partnership                                                                   specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================
   Issuer                   Payee                    Principal Amount          Interest Rate            Maturity Date
- --------------------------------------------------------------------------------------------------------------------------------
Topeka                    Atria                     any advances              weighted average          on demand
Retirement                Communities, Inc.                                   borrowing rate or
Center, Ltd.                                                                  specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Evergreen Woods,          Atria                     any advances              weighted average          on demand
Ltd.                      Communities, Inc.                                   borrowing rate or
                                                                              specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Fairview Living           Atria                     any advances              weighted average          on demand
Centers, Inc.             Communities, Inc.                                   borrowing rate or
                                                                              specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Twenty-Nine               Atria                     any advances              weighted average          on demand
Hundred                   Communities, Inc.                                   borrowing rate or
Associates, Ltd.                                                              specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Twenty-Nine               Atria                     any advances              weighted average          on demand
Hundred                   Communities, Inc.                                   borrowing rate or
Corporation                                                                   specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Woodhaven                 Atria                     any advances              weighted average          on demand
Partners, Ltd.            Communities, Inc.                                   borrowing rate or
                                                                              specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Tucson                    Atria                     any advances              weighted average          on demand
Retirement                Communities, Inc.                                   borrowing rate or
Center Limited                                                                specified
Partnership                                                                   alternative
- --------------------------------------------------------------------------------------------------------------------------------
Lantana Partners,         Hillhaven                 any advances              weighted average          on demand
Ltd.                      Properties, Ltd.                                    borrowing rate or
                                                                              specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Phillippe                 Hillhaven                 any advances              weighted average          on demand
Enterprises, Inc.         Properties, Ltd.                                    borrowing rate or
                                                                              specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Castle Gardens            Hillhaven                 any advances              weighted average          on demand
Retirement                Properties, Ltd.                                    borrowing rate or
Center                                                                        specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Hillcrest                 Hillhaven                 any advances              weighted average          on demand
Retirement                Properties, Ltd.                                    borrowing rate or
Center, Ltd.                                                                  specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Sandy Retirement          Hillhaven                 any advances              weighted average          on demand
Center Limited            Properties, Ltd.                                    borrowing rate or
Partnership                                                                   specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Topeka                    Hillhaven                 any advances              weighted average          on demand
Retirement                Properties, Ltd.                                    borrowing rate or
Center, Ltd.                                                                  specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Evergreen Woods,          Hillhaven                 any advances              weighted average          on demand
Ltd.                      Properties, Ltd.                                    borrowing rate or
                                                                              specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================
   Issuer                   Payee                    Principal Amount          Interest Rate            Maturity Date
- --------------------------------------------------------------------------------------------------------------------------------
Fairview Living           Hillhaven                 any advances              weighted average          on demand
Centers, Inc.             Properties, Ltd.                                    borrowing rate or
                                                                              specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Twenty-Nine               Hillhaven                 any advances              weighted average          on demand
Hundred                   Properties, Ltd.                                    borrowing rate or
Associates, Ltd.                                                              specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Twenty-Nine               Hillhaven                 any advances              weighted average          on demand
Hundred                   Properties, Ltd.                                    borrowing rate or
Corporation                                                                   specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Woodhaven                 Hillhaven                 any advances              weighted average          on demand
Partners, ltd.            Properties, Ltd.                                    borrowing rate or
                                                                              specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Tucson                    Hillhaven                 any advances              weighted average          on demand
Retirement                Properties, Ltd.                                    borrowing rate or
Center Limited                                                                specified
Partnership                                                                   alternative
- --------------------------------------------------------------------------------------------------------------------------------
Lantana Partners,         Twenty-Nine               any advances              weighted average          on demand
Ltd.                      Hundred                                             borrowing rate or
                          Associates, Ltd.                                    specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Hillcrest                 Fairview Living           any advances              weighted average          on demand
Retirement                Centers, Inc.                                       borrowing rate or
Center, Ltd.                                                                  specified
                                                                              alternative
- --------------------------------------------------------------------------------------------------------------------------------
Twenty-Nine               Twenty-Nine               any advances              weighted average          on demand
Hundred                   Hundred                                             borrowing rate or
Associates, Ltd.          Corporation                                         specified
                                                                              alternative
================================================================================================================================

                               ANNEX D to Pledge
                                   Agreement

                           LIST OF PLEDGED ENTITIES

========================================================================================================================
                  NAME OF PLEDGED ENTITY                                       TYPE OF ORGANIZATION
- ------------------------------------------------------------------------------------------------------------------------
Lantana Partners, Ltd.                                      Florida limited partnership
- ------------------------------------------------------------------------------------------------------------------------
Castle Gardens Retirement Center                            Colorado general partnership
- ------------------------------------------------------------------------------------------------------------------------
Hillcrest Retirement Center, Ltd.                           Oregon limited partnership
- ------------------------------------------------------------------------------------------------------------------------
Sandy Retirement Center Limited Partnership                 Oregon limited partnership
- ------------------------------------------------------------------------------------------------------------------------
Topeka Retirement Center, Ltd.                              Missouri limited partnership
- ------------------------------------------------------------------------------------------------------------------------
Evergreen Woods, Ltd.                                       Florida limited partnership
- ------------------------------------------------------------------------------------------------------------------------
Twenty-Nine Hundred Associates, Ltd.                        Florida limited partnership
- ------------------------------------------------------------------------------------------------------------------------
Woodhaven Partners, Ltd.                                    Florida limited partnership
========================================================================================================================

                                     ANNEX E
                                       to
                                Pledge Agreement

                               PARTNERSHIP NOTICE

                             [Letterhead of Pledgor]

                                                                         [Date]

TO:[NAME OF PARTNERSHIP]

         Notice is hereby given that, pursuant to a Pledge Agreement (a true and correct copy of which is attached hereto), dated as of August 15, 1996 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Pledge Agreement"), among the pledgors party thereto, including the undersigned (the "Pledgor") and PNC Bank, National Association, as Collateral Agent (herein, together with its successors and assigns in such capacity, the "Pledgee") for the Secured Creditors described therein, the Pledgor has pledged and assigned to the Pledgee for the benefit of the Secured Creditors, and granted to the Pledgee for the benefit of the Secured Creditors a continuing security interest in, all right, title and interest of the Pledgor, whether now existing or hereafter arising or acquired, as a [limited] [general] partner in [NAME OF PARTNERSHIP] (the "Partnership"), and in, to and under the [TITLE OF APPLICABLE PARTNERSHIP AGREEMENT] (the "Partnership Agreement"), including, without limitation:

                           (i) all the capital of the Partnership and the Pledgor's interest in all profits, losses and other distributions to which the Pledgor shall at any time be entitled in respect of such partnership interest;

                           (ii) all other payments due or to become due to the Pledgor in respect of such partnership interest, whether under the Partnership Agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (iii) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under the Partnership Agreement or at law or otherwise in respect of such partnership interest;

                           (iv)  all present and future claims, if any,
         of the Pledgor against the Partnership for moneys loaned or advanced, for services rendered or otherwise;

                           (v)   all of the Pledgor's rights under the
         Partnership Agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to the partnership interest, including any power to terminate, cancel or modify the Partnership Agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Pledgor in respect of the Partnership Interest and the Partnership, to make determinations, to exercise any election (including, but not limited, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

                           (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

                           (vii) to the extent not otherwise included, all proceeds of any or all of the foregoing.

         Pursuant to the Pledge Agreement, the Partnership is hereby authorized and directed to register the Pledgor's pledge to the Pledgee on behalf of the Secured Creditors of the interest of the Pledgor on the Partnership's books.

         The Pledgor and the Partnership each hereby consents, notwithstanding anything to the contrary contained in the Partnership Agreement or any other agreement for the benefit of the Pledgor or the Partnership relating thereto, to
(i) the grant by any other Pledgor of a security interest to the Pledgee in its Partnership Interest, its interest in the Partnership Agreement and its other rights and interests relating thereto, as described above, pursuant to the Pledge Agreement; and (ii) any sale, transfer or other disposition by the Pledgee of any Partnership Interest of the Pledgee or any other Pledgor any or other rights or interests in connection with the foreclosure of such security interest or the exercise of any other remedies available to the Pledgee under or in connection with the Pledge Agreement in respect thereof.

         The Pledgor hereby requests the Partnership to indicate the Partnership's acceptance of this Notice and consent to and agreement with its terms and provisions by signing a copy hereof where indicated on the attached page and returning the same to the Pledgee on behalf of the Secured Creditors.

                              [NAME OF PLEDGOR]

                              By: [NAME OF GENERAL
                         PARTNER],
                              its General Partner

                         By:
                            ---------------------------------------------
                                    Title:

                                 ACKNOWLEDGMENT


         [NAME OF PARTNERSHIP] (the "Partnership") hereby (i) acknowledges receipt of a copy of the assignment by [NAME OF PLEDGOR] (the "Pledgor") of its interest under the [TITLE OF APPLICABLE PARTNERSHIP AGREEMENT] (the "Partnership Agreement") pursuant to the terms of the Pledge Agreement, dated as of August 15, 1996 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Pledge Agreement"), among the Pledgors party thereto, including the Pledgor, and PNC Bank, National Association, as Collateral Agent (herein, together with its successors and assigns, the "Pledgee") on behalf of the Secured Creditors described therein; (ii) confirms its agreement to all of the terms and provisions of the letter to which this acknowledgment is attached; and (iii) confirms the registration of the Pledgor's pledge of its interest to the Pledgee on behalf of the Secured Creditors on the Partnership's books.

Dated:   August ___ , 1996

                         [NAME OF PARTNERSHIP]

                         By:
                             ------------------------------------
                                     Title:

                                        3